Stillwater Mining Company Acknowledges Clinton Group's Notice of Intent to Nominate Directors

BILLINGS, MT -- (Marketwire - February 25, 2013) - Stillwater Mining Company (NYSE: SWC) (TSX: SWC.U) today confirmed that Clinton Group, Inc. ("Clinton"), a 1.1% Stillwater shareholder, advised the Company of its intent to nominate a slate of eight director candidates to stand for election at the Company's 2013 Annual Shareholders Meeting.

Stillwater's management and a sub-set of its Board recently met with Clinton at Clinton's request to discuss their public letter dated December 20, 2012. Stillwater has separately analyzed the points raised in Clinton's letter with its Board and outside advisors. Stillwater notes that Clinton has minimal experience in the mining industry and has failed to recognize the significant positive momentum in Stillwater's business. Furthermore, several of Clinton's proposals are substantially aligned with actions that have been in progress at Stillwater for some time to ensure that the Company is ideally positioned to benefit from the positive structural trends in the PGM market, thereby creating sustainable value for all Stillwater shareholders.

The date for the 2013 Annual Meeting has not yet been announced.

About Stillwater Mining Company
Stillwater Mining Company is the only U.S. producer of palladium and platinum and is the largest primary producer of platinum group metals outside of South Africa and the Russian Federation. The Company's shares are traded on the New York Stock Exchange under the symbol SWC and on the Toronto Stock Exchange under the symbol SWC.U. Information on Stillwater Mining Company can be found at its website: www.stillwatermining.com.

Some statements contained in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, therefore, involve uncertainties or risks that could cause actual results to differ materially. These statements may contain words such as "believes," "anticipates," "plans," "expects," "intends," "projects", "estimates," "forecast," "guidance," or similar expressions. These statements are not guarantees of the Company's future performance and are subject to risks, uncertainties and other important factors that could cause our actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Such statements include, but are not limited to, comments regarding expansion plans, costs, grade, production and recovery rates, permitting, financing needs, the terms of future credit facilities and capital expenditures, increases in processing capacity, cost reduction measures, safety, timing for engineering studies, and environmental permitting and compliance, litigation, labor matters and the palladium and platinum market. Additional information regarding factors, which could cause results to differ materially from management's expectations, is found in the section entitled "Risk Factors" in the Company's 2011 Annual Report on Form 10-K and in subsequent filings with the United States Securities & Exchange Commission. The Company intends that the forward-looking statements contained herein be subject to the above-mentioned statutory safe harbors. Investors are cautioned not to rely on forward-looking statements. The Company disclaims any obligation to update forward-looking statements.

Important Additional Information

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company's 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting"). The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2013 Annual Meeting (the "2013 Proxy Statement"). SHAREHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, none of whom, other than the Company's Chief Executive Officer, Francis R. McAllister, owns in excess of 1 percent of the Company's shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2013 Proxy Statement and other materials to be filed with the SEC in connection with the 2013 Annual Meeting. Information relating to the foregoing can also be found in the Company's definitive proxy statement for its 2012 Annual Meeting of Stockholders (the "2012 Proxy Statement"), filed with the SEC on March 23, 2012. To the extent holdings of the Company's securities have changed since the amounts printed in the 2012 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the 2013 Proxy Statement and any other documents (including the WHITE proxy card) filed by the Company with the SEC in connection with the 2013 Annual Meeting at the SEC's website (http://www.sec.gov), at the Company's website (http://www.stillwatermining.com) or by contacting Mike Beckstead, by phone at (406) 373-8700, by email at investor-relations@stillwatermining.com or by mail at 1321 Discovery Drive, Billings, MT 59102. In addition, copies of the proxy materials, when available, may be requested from the Company's proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022 or toll-free at (877) 825−8906.

CONTACTS:
Dan Gagnier / Michael Henson
Sard Verbinnen & Co.
(212) 687-8080